UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant   ☒

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☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

LRAD CORPORATION
(Name of Registrant as Specified in Its Charter)

IROQUOIS CAPITAL MANAGEMENT, LLC
IROQUOIS MASTER FUND LTD.
JOSHUA SILVERMAN
RICHARD ABBE
AMERICAN CAPITAL MANAGEMENT, LLC
TALIA ABBE IRREVOCABLE TRUST
BENNETT ABBE IRREVOCABLE TRUST
SAMANTHA ABBE IRREVOCABLE TRUST
THE MERAV ABBE IRREVOCABLE TRUST
SCOTT L. ANCHIN
DANIEL H. MCCOLLUM

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JANUARY 29, 2016

IROQUOIS MASTER FUND LTD.

___________________, 2016

Dear Fellow LRAD Stockholder:

Iroquois Master Fund Ltd. (“Iroquois Master Fund”), together with the other participants named herein (collectively, “Iroquois” or “we”), are the beneficial owners of an aggregate of 2,331,320 shares of common stock, par value $0.00001 per share (the “Common Stock”), of LRAD Corporation, a Delaware corporation (“LRAD” or the “Company”), including 483,342 shares of Common Stock which are issuable upon exercise of certain warrants, representing approximately 7.2% of the outstanding shares of Common Stock.  For the reasons set forth in the attached Proxy Statement, we believe a significant change to the composition of the Board of Directors of the Company (the “Board”) is necessary in order to ensure that the Company is being run in a manner consistent with your best interests.  We are seeking your support for the election of our two nominees at the annual meeting of stockholders scheduled to be held at the offices of LRAD located at 16990 Goldentop Road, Suite A, San Diego, California 92127 on Tuesday, March 15, 2016 at 9:30 a.m., local time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

As one of the largest stockholders and long-term value investor of the Company, we have lost confidence in the ability of Thomas R. Brown, the President and Chief Executive Officer, to turn around the Company’s poor performance and create stockholder value. The Annual Meeting represents an opportunity for stockholders to elect new representation to the Board. We believe the Board would benefit from the addition of our nominees. The individuals we have nominated are highly-qualified, capable and ready to serve stockholders to help make LRAD a stronger, more profitable, and ultimately more valuable company. Our interests are fully aligned with the interests of all LRAD stockholders, and we believe there is significant value to be realized at LRAD.  However, we are concerned that the Company’s senior management has not properly directed the Company’s resources to unlock value for the benefit of all stockholders. We strongly believe that the Board must be reconstituted to ensure that the interests of the stockholders, the true owners of the Company, are appropriately represented in the boardroom, and that the Board takes the necessary steps to help the Company’s stockholders realize maximum value for their investment.

We are one of the largest independent stockholders of the Company and are seeking to elect two (2) directors on a four-member Board. The Board is currently composed of five (5) directors; however, pursuant to the Company’s proxy statement, the Board has approved a resolution reducing the size of the Board from five (5) directors to four (4) directors upon completion of the voting for directors at the Annual Meeting.  We are seeking your support at the Annual Meeting to elect our two director nominees in opposition to the Company’s director nominees.  Your vote to elect our nominees will have the legal effect of replacing two of the Company’s directors with our nominees.  If elected, there can be no guarantee that our nominees will be able to implement the actions that they believe are necessary to enhance stockholder value.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed [COLOR] proxy card today.  The attached Proxy Statement and the enclosed [COLOR] proxy card are first being furnished to the stockholders on or about ____________, 2016.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated proxy or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Innisfree M&A Incorporated, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

/s/ Joshua Silverman

Joshua Silverman
Iroquois Master Fund Ltd.

If you have any questions, require assistance in voting your [COLOR] proxy card, or need additional copies of Iroquois’ proxy materials,
please contact Innisfree at the phone numbers listed below.

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders call toll free at (888) 750-5834
Banks and Brokers may call collect at (212) 750-5833

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JANUARY 29, 2016

2016 ANNUAL MEETING OF STOCKHOLDERS
OF
LRAD CORPORATION
_________________________

PROXY STATEMENT
OF
IROQUOIS MASTER FUND LTD.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED [COLOR] PROXY CARD TODAY

Iroquois Master Fund Ltd. (“Iroquois Master Fund”), Iroquois Capital Management, LLC (“Iroquois Capital”), Joshua Silverman, Richard Abbe, American Capital Management, LLC (“American Capital”), Talia Abbe Irrevocable Trust (the “TAI Trust”), Bennett Abbe Irrevocable Trust (the “BAI Trust”), Samantha Abbe Irrevocable Trust, (the “SAI Trust”), the Merav Abbe Irrevocable Trust (the “MAI Trust”)  (collectively, “Iroquois” or “we”) are significant stockholders of LRAD Corporation, a Delaware corporation (“LRAD” or the “Company”), owning approximately 7.2% of the outstanding shares of common stock, par value $0.00001 per share (the “Common Stock”), of the Company. We believe that the Board of Directors of the Company (the “Board”) must be reconstituted to ensure that the interests of the independent stockholders of the Company are appropriately represented in the boardroom.  We have nominated directors who have strong, relevant backgrounds and who are committed to unlock stockholder value.  We are seeking your support at the annual meeting of stockholders scheduled to be held at the offices of LRAD located at 16990 Goldentop Road, Suite A, San Diego, California 92127 on Tuesday, March 15, 2016 at 9:30 a.m., local time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.
To elect Iroquois’ two (2) director nominees, Scott L. Anchin and Daniel H. McCollum, (each a “Nominee” and, collectively, the “Nominees”), to the Board to serve until the 2017 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016;

3.	To consider an advisory vote on the compensation of the Company’s named executive officers; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

This Proxy Statement is soliciting proxies to elect not only our two Nominees, but also the candidates who have been nominated by the Company other than Thomas R. Brown and Laura M. Clague. This gives stockholders who wish to vote for our Nominees the ability to vote for a full slate of four nominees in total.  The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.  There is no assurance that any of the Company’s nominees will serve as directors if our nominees are elected.  Further, since our nominees would comprise less than a majority of the Board, if elected, there can be no assurance that any actions or changes proposed by our nominees will be adopted or supported by the Board, or that any actions or changes proposed by our nominees will enhance stockholder value.  It is our hope, however, that if stockholders vote to elect our nominees at the Annual Meeting, then the Board will give serious consideration to any ideas, plans or proposals for enhancing stockholder value that one or more of our nominees may recommend to the full Board.

As of the date hereof, the members of Iroquois and the Nominees collectively own 2,331,320 shares of Common Stock (the “Iroquois Group Shares”).  We intend to vote the Iroquois Group Shares FOR the election of the Nominees, [For] the ratification of the appointment of Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016; and [Abstain/Vote Against] with respect to the approval of the advisory vote on the compensation of the Company’s named executive officers.

The Company has set the close of business on January 15, 2016 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  The mailing address of the principal executive offices of the Company is 16990 Goldentop Road, Suite A, San Diego, California 92127.  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of the Record Date, there were 31,867,253 shares of Common Stock outstanding.

THIS SOLICITATION IS BEING MADE BY IROQUOIS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.  WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT.  SHOULD OTHER MATTERS, WHICH IROQUOIS IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED [COLOR] PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

IROQUOIS URGES YOU TO SIGN, DATE AND RETURN THE [COLOR] PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED [COLOR] PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our [COLOR] proxy card are available at
[_______________________]

______________________________

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own.  Iroquois urges you to sign, date, and return the enclosed [COLOR] proxy card today to vote FOR the election of the Nominees and in accordance with Iroquois’ recommendations on the other proposals on the agenda for the Annual Meeting.

•
If your shares of Common Stock are registered in your own name, please sign and date the enclosed [COLOR] proxy card and return it to Iroquois, c/o Innisfree M&A Incorporated (“Innisfree”), in the enclosed postage-paid envelope today.

•
If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a [COLOR] voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.  Remember, you can vote for our three Nominees only on our [COLOR] proxy card.  So please make certain that the latest dated proxy card you return is the [COLOR] proxy card.

Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022 Stockholders call toll free at (888) 750-5834 Banks and Brokers may call collect at (212) 750-5833

Background to the Solicitation

The following is a chronology of events leading up to this proxy solicitation:

•
On January 17, 2013, Iroquois Master Fund delivered a letter to LRAD notifying the Company in accordance with LRAD’s Restated Bylaws (the “Bylaws”) of Iroquois Master Fund’s nomination of Richard Abbe, Lee Buchanan, General John G. Coburn, Mark Sandson, and Dennis Wend, for election to the Board at the 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”).

•
On May 21, 2013, Iroquois Master Fund and LRAD entered into a Settlement Agreement (the “Settlement Agreement”) related to certain matters pertaining to the 2013 Annual Meeting. Pursuant to the Settlement Agreement, Helen C. Adams, Admiral Raymond C. Smith and George W. VanDeWeghe, Jr., each a director of the Company at the time agreed not to stand for re-election at the 2013 Annual Meeting, and the Board agreed to nominate General Coburn and Mr. Wend for election at the 2013 Annual Meeting. The Company and Iroquois Master Fund also agreed to execute a Stipulation of Settlement seeking to settle the derivative litigation brought by Iroquois Master Fund in July 2012.

•
On June 22, 2015, Iroquois Master Fund issued a public letter to the Board setting forth concerns that it had, and continues to have, with the Company’s actions including (i) the Board’s failure to effectively manage the Company’s capital resources, including the excess cash on the balance sheet and the lack of share repurchases under the then existing buyback plan and (ii) the Company’s failure to capitalize on available sales opportunities in emergency or general campus notifications and emergency warnings for natural disasters.  The letter also noted that insiders of the Company had recently engaged in sales of shares immediately upon exercise of options, which Iroquois believes sent the wrong message to stockholders.

•
On January 14, 2016, Iroquois Master Fund delivered a letter (the “Stockholder Nomination Letter”) to LRAD notifying the Company in accordance with the Bylaws of Iroquois Master Fund’s nomination of Scott L. Anchin and Daniel H. McCollum for election to the Board at the Annual Meeting. Also on January 14, 2016, Iroquois Master Fund issued a public letter to the Board announcing the delivery of the Stockholder Nomination Letter and chronicling the Board and Management’s continued poor performance.

REASONS FOR THE SOLICITATION

WE BELIEVE THAT ADDITIONAL STOCKHOLDER REPRESENTATION IS NEEDED NOW ON THE LRAD BOARD

We are one of the largest stockholders and long-term value stockholders of LRAD. Despite our efforts in 2013 to reconstitute and enhance the Board, we believe additional representation is now required on the Board to ensure that the best interests of stockholders are protected.

We invested in the Company because we believe the stock represents compelling value.  We continue to believe that LRAD’s current market price does not fully reflect the Company’s intrinsic value.

We are soliciting your support to elect our Nominees at the Annual Meeting because we do not have confidence in the ability of the current CEO to enhance stockholder value.  We believe our Nominees would bring significant and relevant experience and fresh perspectives to the Board.  If elected, our Nominees are committed to working constructively with the other members of the Board and using their experience to help effect thoughtful decision-making to unlock value for the benefit of all stockholders.

We Have Concerns with Thomas R. Brown as LRAD’s President and Chief Executive Officer

During LRAD’s 2014 year-end conference call, Mr. Brown stated that he was targeting 20% revenue growth in 2015. The reality is that the Company’s total revenues have declined approximately 31% year-over-year, while income from operations was down more than 60%. Mr. Brown failed to hit his stated target of delivering “much more” than 100% growth in the mass notification market for 2015. Despite this, the Board rewarded Mr. Brown with a grant of 250,000 options in December 2015 at $1.86. We have lost confidence in the ability of Mr. Brown to maximize the potential of LRAD’s directional and omnidirectional product lines.  While we support appropriately compensating executives who drive and actually achieve improved performance, in instances where value is not enhanced or even destroyed, we believe that the grant of options should be withheld, or adjusted accordingly.

One of the bright spots at LRAD is the efforts and hard work of one of our recommended directors, General John G. Coburn, who has effectively utilized his vast experience and network around the globe to expand LRAD’s international footprint.  We applaud General Coburn’s recent labors, which led to a modification of LRAD’s existing contract with the United States Navy that paved the way for the United States Army to purchase the Company’s acoustic hailing devices.

On June 22 2015, we delivered a letter to the Board describing the reasons for converting our passive Schedule 13G filing back to a Schedule 13D. In the June 22 Letter, we set forth our serious concerns with LRAD’s failure to effectively manage the Company’s capital resources, including the excess cash on the balance sheet and the lack of share repurchases under the then-existing buyback plan, as well as LRAD’s apparent failure to capitalize on available sales opportunities in emergency or general campus notifications and emergency warnings for natural disasters.

Regrettably, the Company’s operation performance has not improved since our June 22 Letter. In 2015, LRAD’s share price declined over 26% while the Russell Microcap Growth Index only lost 6%.

We Have Concerns with the Way the Company Has Managed the Company’s Capital Resources

According to its most recent public filings, the Company’s total revenue is down 31% year-over-year, with income from operations down over 60%. The Company’s buyback programs have often delivered only a fraction of what has been authorized. According to its public filings, the Company repurchased no shares in fiscal 2013, 277,157 shares for $516,352 (an average of $1.86/share) in fiscal 2014 and an additional 69,213 shares for $158,740 (an average of $2.29/share) in the first half of fiscal 2015.  This amounts to share repurchases to date of $675,092, or just 17% of what has been authorized.

We have serious questions as to whether LRAD’s recent declaration of a quarterly dividend and increased buyback program goes far enough for enhancing stockholder value.

We Believe the Company is Missing Opportunities Despite Having Exceptional Products

We believe that there is an immense opportunity for LRAD to capitalize on the rapidly growing mass notification market and dramatically grow its revenues. We believe the Company can be doing much more to take advantage of available sales opportunities in emergency or general campus notifications, emergency warnings for natural disasters or countless other domestic and international opportunities.  We lack confidence in management’s ability to take advantage of LRAD’s industry-leading technology to grow the Company and maximize stockholder value.

We Question Concerning Insider Sales and the Grant of Options despite Poor Performance

According to the Company’s insider filings, during fiscal 2015 both Mr. Brown and Ms. McDermott have engaged in significant selling of LRAD shares. Based on public filings, the CEO and CFO have a well-documented history of exercising options and selling their shares. This stands in stark contrast to the share buyback program, in which the sale of insider shares are often higher than the prices at which the Company has offered to repurchase its own shares from LRAD stockholders. We have extreme difficulty understanding the circumstances that would cause the Board to support and approve this behavior through the excessive grant of options.

We are highly concerned that the Company repurchased only a fraction of the shares authorized under its previous buyback program at an average price above $2.00, yet issued 250,000 options to the CEO and 100,000 options to the CFO in December 2015 at $1.86 per share. The CEO’s insider filings make clear that that prior to the new issuance, Mr. Brown held 100,000 options that expired December 6, 2015 at an exercise price of $2.63 and that despite the poor performance of the Company in fiscal 2015, the CEO was rewarded with more options at a significantly lower exercise price.

We are steadfast in our belief that increased stockholder representation on the Board will help ensure improved performance, better management accountability, and that the best interests of LRAD stockholders are represented in the boardroom.

OUR TWO NOMINEES HAVE THE EXPERIENCE, QUALIFICATIONS AND COMMITMENT NECESSARY TO UNLOCK VALUE FOR STOCKHOLDERS

We have identified two highly-qualified, independent directors with valuable and relevant business and financial experience who we believe will bring a fresh perspective into the boardroom and would be extremely helpful in evaluating and executing on initiatives to unlock value at the Company. Further, we believe that the opportunities available to LRAD at this critical time for the future of the Company warrants the addition of direct stockholder representatives on the Board, whose interests are closely aligned with those of all stockholders and who will work constructively with the other members of the Board to protect the best interests of LRAD’s stockholders.

Scott L. Anchin is a restructuring professional with more than 19 years of leadership experience spanning a variety of industries. Since 2009, Mr. Anchin has worked for Alvarez & Marsal North America, LLC (“A&M”), a global professional services firm specializing in turnaround and interim management and performance improvement. As a Director at A&M, Mr. Anchin advises his clients in various stages of the restructuring process. Mr. Anchin started his career in public accounting with Anchin, Block & Anchin LLP, where he audited financial statements for manufacturing, real estate, retail and consumer products companies.  From 2000 to 2002, Mr. Anchin served as the Chief Financial Officer of Multiplier Industries Corp., which manufactured communication related products for the police, military and other government agencies.  From 2003 to 2006, Mr. Anchin served as Vice-President of Business Development and Acquisitions and subsequently as Chief Financial Officer to Cortiva Education Inc., a national chain of vocational training schools. Mr. Anchin has a Bachelor of Science in Accounting from the Wharton School of Business at the University of Pennsylvania and an MBA with a concentration in Management from Columbia Business School. He is also a non-active Certified Public Accountant (CPA). Mr. Anchin’s extensive expertise in finance coupled with his significant senior executive experience will make him a valuable addition to the Board.

Daniel H. McCollum is a Managing Director in the Investment Office of Brown University in Providence, RI, a position which he has held since 2013.  The Investment Office of Brown University is responsible for managing the University’s Endowment, which is over $3 billion.  From 2008 through 2013, Mr. McCollum was a Managing Director at Narragansett Asset Management, LLC.  Mr. McCollum has a B.A. in Economics from the University of California at Berkeley and an M.B.A. from the Columbia Business School. Mr. McCollum’s significant experience in the valuation and management of investment securities will enable him to provide invaluable oversight to the Board.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of five (5) directors, each with terms expiring at the Annual Meeting. However, pursuant to the Company’s proxy statement, the Board has approved a resolution reducing the size of the Board from five (5) directors to four (4) directors upon completion of the voting for directors at the Annual Meeting.  We are seeking your support at the Annual Meeting to elect our two (2) Nominees, Scott L. Anchin and Daniel H. McCollum.  Your vote to elect such Nominees will have the legal effect of replacing two of the Company’s directors with the Nominees.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees.  The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments.  The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below.  This information has been furnished to us by the Nominees.  All of the Nominees are citizens of the United States.

Scott L. Anchin, age 41, is a restructuring professional with more than 19 years of leadership experience spanning a variety of industries. Since 2009, Mr. Anchin has worked for Alvarez & Marsal North America, LLC (“A&M”), a global professional services firm specializing in turnaround and interim management and performance improvement. As a Director at A&M, Mr. Anchin advises his clients in various stages of the restructuring process. Mr. Anchin started his career in public accounting with Anchin, Block & Anchin LLP, where he audited financial statements for manufacturing, real estate, retail and consumer products companies.  From 2000 to 2002, Mr. Anchin served as the Chief Financial Officer of Multiplier Industries Corp., which manufactured communication related products for the police, military and other government agencies.  From 2003 to 2006, Mr. Anchin served as Vice-President of Business Development and Acquisitions and subsequently as Chief Financial Officer to Cortiva Education Inc., a national chain of vocational training schools. Mr. Anchin has a Bachelor of Science in Accounting from the Wharton School of Business at the University of Pennsylvania and an MBA with a concentration in Management from Columbia Business School. He is also a non-active Certified Public Accountant (CPA). Mr. Anchin’s extensive expertise in finance coupled with his significant senior executive experience will make him a valuable addition to the Board.

Daniel H. McCollum, age 41, is a Managing Director in the Investment Office of Brown University in Providence, RI, a position which he has held since 2013.  The Investment Office of Brown University is responsible for managing the University’s Endowment, which is over $3 billion.  From 2008 through 2013, Mr. McCollum was a Managing Director at Narragansett Asset Management, LLC.  Mr. McCollum has a B.A. in Economics from the University of California at Berkeley and an M.B.A. from the Columbia Business School. Mr. McCollum’s significant experience in the valuation and management of investment securities, and extensive experience and knowledge of the capital markets, will enable him to provide invaluable oversight to the Board.

Mr. Anchin’s principal business address is 600 Madison Avenue, 7th Floor, New York, New York 10022.  Mr. McCollum’s principal business address is P.O. Box 1026, Providence, Rhode Island 02901.

As of the date hereof, Messrs. Anchin and McCollum do not own beneficially or of record any securities of the Company and have not engaged in any transactions in securities of the Company during the past two years.

Each of the Nominees may be deemed to be a member of the Group (as defined below) for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and accordingly may be deemed to beneficially own the shares of Common Stock owned directly by the other members of the Group.  Each of the Nominees specifically disclaims beneficial ownership of such shares of Common Stock that he does not directly own.  For information regarding purchases and sales during the past two years by the Nominees and by the members of the Group of securities of the Company that may be deemed to be beneficially owned by the Nominees, see Schedule I.

Each Nominee presently is, and if elected as a director of the Company, each of the Nominees would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002.  No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

On January 14, 2016, Iroquois Capital, Iroquois Master Fund, Joshua Silverman, Richard Abbe, American Capital, the TAI Trust, the BAI Trust, the SAI Trust, the MAI Trust and the Nominees (collectively, the “Group”) entered into a Joint Filing and Solicitation Agreement in which, among other things, (a) the Group agreed to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company, (b) the Group agreed to solicit proxies or written consents for the election of the Nominees at the Annual Meeting (the “Solicitation”), and (c) Iroquois agreed to bear all expenses incurred in connection with the Solicitation, including approved expenses incurred by any of the parties in connection with the Solicitation, subject to certain limitations.

Iroquois Master Fund and certain of its affiliates have signed letter agreements, pursuant to which they agree to reimburse expenses and indemnify each of Messrs. Anchin and McCollum against claims arising from the solicitation of proxies from the Company stockholders in connection with the Annual Meeting and any related transactions.

Other than as stated herein, there are no arrangements or understandings between members of Iroquois and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.  None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

We do not expect that the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed [COLOR] proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under LRAD’s Bylaws and applicable law.  In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law.  In any such case, shares of Common Stock represented by the enclosed [COLOR] proxy card will be voted for such substitute nominee(s).  We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

WE URGE YOU TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED [COLOR] PROXY CARD.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee has selected Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016.

As further disclosed in the Company’s proxy statement, if the stockholders fail to ratify the selection, the Audit Committee will consider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and stockholders. The affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, is required to ratify the selection of Squar Milner LLP.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE SELECTION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INTEND TO VOTE OUR SHARES [“FOR”] THIS PROPOSAL.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company has determined to submit the approval of the Company’s executive compensation annually to the Company’s stockholders on a non-binding basis. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of the Company’s named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers. In accordance with the requirements of Section 14A of the Exchange Act, the Company is including in the Company’s Proxy Statement a separate resolution, subject to a non-binding stockholder vote, to approve the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement. Accordingly, the following resolution is submitted for stockholder vote at the 2016 Annual Meeting:

 “RESOLVED, that the stockholders of LRAD Corporation approve, on an advisory basis, the compensation of its named executive officers as disclosed in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in the Proxy Statement for the 2016 Annual Meeting.”

According to the Company’s proxy statement, this proposal is not binding. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, will continue to consider the outcome of the vote when making future compensation decisions for named executive officers.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS SAY-ON-PAY PROPOSAL AND INTEND TO [“ABSTAIN/VOTE AGAINST”] WITH RESPECT TO THIS PROPOSAL.

VOTING AND PROXY PROCEDURES

Stockholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting.  Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date.  Based on publicly available information, Iroquois believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed [COLOR] proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, [FOR] the ratification of the appointment of Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016,  and [ABSTAIN/VOTE AGAINST] with respect to the approval of the advisory vote on the compensation of the Company’s named executive officers, as described herein.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate four candidates for election at the Annual Meeting.  This Proxy Statement is soliciting proxies to elect not only our two Nominees, but also the candidates who have been nominated by the Company other than Thomas R. Brown and Laura M. Clague. This gives stockholders who wish to vote for our Nominees the ability to vote for a full slate of four nominees in total.  The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.  There is no assurance that any of the Company’s nominees will serve as directors if our nominees are elected.  Further, since our nominees would comprise less than a majority of the Board, if elected, there can be no assurance that any actions or changes proposed by our nominees will be adopted or supported by the Board, or that any actions or changes proposed by our nominees will enhance stockholder value.  It is our hope, however, that if stockholders vote to elect our nominees at the Annual Meeting, then the Board will give serious consideration to any ideas, plans or proposals for enhancing stockholder value that one or more of our nominees may recommend to the full Board.

While we currently intend to vote the Iroquois Group Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the Iroquois Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders.  Stockholders should understand, however, that all shares of Common Stock represented by the enclosed [COLOR] proxy card will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted in accordance with Iroquois’ recommendations specified herein and in accordance with the discretion of the persons named on the [COLOR] proxy card with respect to any other matters that may be voted upon at the Annual Meeting

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting.  For the Annual Meeting, the presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding as of the Record Date, will be considered a quorum allowing votes to be taken and counted for the matters before the stockholders.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum.  However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”).  As disclosed in the Company’s proxy statement, your broker will not have discretionary authority to vote your shares at the Annual Meeting on the proposals relating to the election of directors (Proposal 1), and the advisory vote on executive compensation (Proposal 3).

If you are a stockholder of record, you must deliver your vote by mail, attend the Annual Meeting in person and vote, vote by Internet or vote by telephone in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum.  Brokers do not have discretionary authority to vote on the proposals relating to the election of directors, the amendment to the Company’s certificate of incorporation to increase the number of authorized shares of Common Stock or the amendment to the Company’s certificate of incorporation to accomplish the reverse stock split of Common Stock.  Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Common Stock will count for purposes of attaining a quorum, but will not be voted on those proposals.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a plurality vote standard for non-contested and contested director elections.  As a result of our nomination of the Nominees, the director election at the Annual Meeting will be contested, so the four nominees for director receiving the highest vote totals will be elected as directors of the Company. This is called a plurality. Abstentions and broker non-votes, if any, are not counted for purposes of electing directors and will have no effect on the results of this vote. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors.

Ratification of Squar Milner LLP as the Company’s Independent Registered Public Accounting Firm – According to the Company’s proxy statement, the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify Squar Milner LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2016. Abstentions will have the effect of votes against this proposal. Broker non-votes, if any, will have no effect on the results of this vote.

Advisory Vote on Executive Compensation - The votes cast FOR this proposal must exceed the votes cast AGAINST to approve the compensation of the Company’s named executive officers as disclosed in the compensation tables contained in the Company’s Proxy Statement. Abstentions and broker non-votes and will have the effect of votes against this proposal.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Iroquois in care of Innisfree at the address set forth on the back cover of this Proxy Statement or to the Company at 16990 Goldentop Road, Suite A, San Diego, California 92127 or any other address provided by the Company.  Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Iroquois in care of Innisfree at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock.  Additionally, Innisfree may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED [COLOR] PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Iroquois.  Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Members of Iroquois have entered into an agreement with Innisfree for solicitation and advisory services in connection with this solicitation, for which Innisfree will receive a fee not to exceed $_________, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Innisfree will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Iroquois has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record.  Iroquois will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Innisfree will employ approximately ____ persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Iroquois.  Costs of this solicitation of proxies are currently estimated to be approximately $___________.  Iroquois estimates that through the date hereof its expenses in connection with this solicitation are approximately $___________.  Iroquois intends to seek reimbursement from the Company of all expenses it incurs in connection with this solicitation.  Iroquois does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Nominees and the members of Iroquois are participants in this solicitation (each a “Participant” and collectively, the “Participants”).

The principal business of Iroquois Capital, a Delaware limited liability company, is serving as an investment adviser that provides investment advisory services to Iroquois Master Fund.  The principal business of Iroquois Master Fund, a Cayman Islands exempted limited liability company, is serving as a private investment fund.  Iroquois Master Fund has been formed for the purpose of making equity investments and, on occasion, taking an active role in the management of portfolio companies in order to enhance stockholder value. The principal occupation of Messrs. Silverman and Abbe is serving as managing members of Iroquois. The principal business of American Capital, a Delaware limited liability company, is serving as an investment vehicle for investment purposes. The principal business of the TAI Trust, BAI Trust, SAI Trust and MAI Trust, each a New York trust, is serving as an investment vehicle for investment purposes.

The business address of each of Iroquois Master Fund, Iroquois Capital, Joshua Silverman, Richard Abbe is 205 E 42nd Street, 20th Floor, New York, New York 10017. The business address of American Capital is 26 Hallocks Run, Somers, New York 10589. The business address of each of the TAI Trust, BAI Trust, SAI Trust and MAI Trust is 7 Kensington Rd. Scarsdale, New York 10583.

As of the date hereof, Iroquois Master Fund directly owned 1,667,603  shares of Common Stock consisting of (i) 1,278,837 Shares of Common Stock owned by Iroquois Master Fund and (ii) 388,766 Shares of Common Stock which are issuable upon exercise of the warrants owned by Iroquois Master Fund.  Iroquois Capital Management, as the investment advisor of Iroquois Master Fund, may be deemed the beneficial owner of the 1,667,603  shares of Common Stock directly owned by Iroquois Master Fund. As of the date hereof, Mr. Silverman may be deemed to beneficially own 1,688,750 shares of Common Stock consisting of  (i) 16,644 shares of Common Stock owned directly, (ii) 4,503 shares of Common Stock which are issuable upon exercise of certain warrants and (iii) 1,667,603 shares of Common Stock owned directly by Iroquois Master Fund. As of the date hereof, Mr. Abbe may be deemed to beneficially own 1,851,896 shares of Common Stock consisting of (i) 139,257 shares of Common Stock held by certain trusts or accounts established for the benefit of Richard Abbe’s children or other relatives (the “Accounts”) of which Richard Abbe serves as a custodian or trustee, (ii) 45,036 shares of Common Stock which are issuable upon exercise of certain warrants held by the Accounts and (iii) 1,667,603 shares of Common Stock owned directly by Iroquois Master Fund. As of the date hereof, American Capital directly owned  218,279 shares of Common Stock consisting of (i) 173,242 shares of Common Stock and (ii) 45,037 shares of Common Stock which are issuable upon exercise of certain warrants. As of the date hereof, TAI Trust directly owned 46,419 shares of Common Stock. As of the date hereof, BAI Trust directly owned 46,419 shares of Common Stock. As of the date hereof, SAI Trust directly owned 46,419 shares of Common Stock. As of the date hereof, the Mai Trust directly owned 100,741 shares of Common Stock.

Each participant in this solicitation, as a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, may be deemed to beneficially own the 2,331,320 shares of Common Stock owned in the aggregate by all of the Participants in this solicitation.  Each Participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he or it does not directly own.  For information regarding purchases and sales of securities of the Company during the past two years by the Participants in this solicitation, see Schedule I.

The shares of Common Stock purchased by each of Iroquois Master Fund, the Accounts, American Capital, TAI Trust, BAI Trust, SAI Trust and MAI Trust were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business), except as otherwise noted in Schedule I. The shares of Common Stock directly owned by Mr. Silverman were purchased with personal funds (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business).

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no Participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any Participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS AND ADDITIONAL INFORMATION

Iroquois is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Iroquois is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed [COLOR] proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2017 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is September 29, 2016.

The Company’s Bylaws also establish an advance notice procedure with respect to certain stockholder proposals and director nominations. If a stockholder wishes to have a stockholder proposal considered at the Company’s 2017 annual meeting, the stockholder must give timely notice of the proposal in writing to the Company’s Corporate Secretary. To be timely, a stockholder’s notice of the proposal must be delivered to, or mailed and received at the Company’s executive offices not earlier than December 19, 2016 and not later than January 18, 2017; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the anniversary of the scheduled date of this year’s Annual Meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event the Company first makes public announcement of the date of such annual meeting fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which the Company first makes public announcement of the date of such meeting.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2017 Annual Meeting is based on information contained in the Company’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by Iroquois that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING.  THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION.  SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Iroquois Master Fund Ltd.

_________________, 2016

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale

IROQUOIS MASTER FUND LTD.

2,300	01/07/2014
(5,000)	01/08/2014
400	01/09/2014
(400)	01/16/2014
(25,000)	01/17/2014
(10,000)	01/17/2014
(300)	01/21/2014
600	01/23/2014
1,500	01/24/2014
14,900	01/27/2014
9,400	01/28/2014
(5,000)	01/28/2014
(13,720)	01/30/2014
7,100	01/31/2014
(5,000)	01/31/2014
5,100	02/03/2014
(100)	02/03/2014
(6,200)	02/04/2014
(7,946)	02/04/2014
18,400	02/05/2014
3,200	02/06/2014
500	02/10/2014
100	02/11/2014
(10,000)	02/14/2014
(188)	02/18/2014
(950)	02/20/2014
500	02/24/2014
3,600	02/25/2014
2,500	02/26/2014
1,700	02/27/2014
(10,000)	02/27/2014
8,100	02/28/2014
(10,000)	02/28/2014

6,100	03/03/2014
(1,400)	03/04/2014
900	03/05/2014
2,500	03/07/2014
1,000	03/10/2014
(50)	03/10/2014
500	03/12/2014
500	03/17/2014
500	03/18/2014
2,500	03/27/2014
1,000	03/28/2014
4,100	03/31/2014
(20,000)	04/01/2014
(400)	04/01/2014
(20,000)	04/02/2014
3,000	04/03/2014
6,300	04/04/2014
1,100	04/08/2014
(500)	04/09/2014
500	04/15/2014
9,500	04/23/2014
500	04/24/2014
700	04/25/2014
1,000	04/28/2014
1,000	04/29/2014
13,100	04/30/2014
(5,000)	05/01/2014
530	05/05/2014
1,800	05/08/2014
700	05/09/2014
3,300	05/15/2014
600	05/16/2014
100	05/22/2014
500	05/23/2014
800	05/29/2014
3,500	05/30/2014
800	06/03/2014
200	06/04/2014
36,634	06/05/2014
(5,000)	06/05/2014
(5,000)	06/06/2014
(5,000)	06/17/2014
(1,000)	06/19/2014
(5,000)	06/19/2014
800	06/20/2014
(12,500)	06/23/2014
200	06/25/2014

200	06/27/2014
1,500	06/30/2014
(5,000)	07/01/2014
500	07/14/2014
1,800	07/15/2014
700	07/17/2014
300	07/28/2014
3,100	07/29/2014
(400)	07/29/2014
400	07/30/2014
(20,000)	07/31/2014
7,700	07/31/2014
6,000	08/01/2014
200	08/04/2014
800	08/05/2014
3,200	08/06/2014
400	08/07/2014
500	08/08/2014
(72,800)	08/08/2014
600	08/12/2014
(7,500)	08/13/2014
(18,889)	08/14/2014
(10,000)	08/14/2014
(10,000)	08/19/2014
10,000	08/20/2014
14,500	08/21/2014
(10,000)	08/25/2014
(5,000)	08/25/2014
416	08/26/2014
(10,416)	08/26/2014
600	08/27/2014
10,000	08/28/2014
(5,000)	08/28/2014
600	08/29/2014
(5,000)	08/29/2014
(7,500)	09/02/2014
(10,000)	09/03/2014
(60,100)	09/03/2014
1,500	09/05/2014
700	09/08/2014
(10,000)	09/08/2014
100	09/11/2014
2,300	09/15/2014
4,500	09/18/2014
200	09/19/2014
5,000	09/22/2014
100	09/24/2014

4,000	09/25/2014
(5,000)	09/25/2014
3,900	09/29/2014
13,000	09/30/2014
(10,000)	10/03/2014
(22,757)	10/06/2014
(15,773)	10/07/2014
(75,000)	10/08/2014
(7,800)	10/08/2014
(15,537)	10/09/2014
(11,491)	10/10/2014
(10,594)	10/13/2014
(24,458)	10/15/2014
(7,600)	10/16/2014
(5,000)	10/17/2014
(13,652)	10/20/2014
(4,500)	10/21/2014
(6,550)	10/22/2014
(50,000)	10/23/2014
9,600	10/23/2014
(6,400)	10/23/2014
(68,069)	10/28/2014
1,500	10/28/2014
(8,250)	10/28/2014
200	10/30/2014
9,900	10/31/2014
(100,000)	11/03/2014
200	11/03/2014
(7,500)	11/03/2014
(57,200)	11/04/2014
(19,263)	11/05/2014
(900)	11/06/2014
(8,500)	11/11/2014
(5,095)	11/12/2014
(3,000)	11/17/2014
(73,000)	11/18/2014
200	11/18/2014
(25,500)	11/18/2014
(3,000)	11/18/2014
(17,300)	11/19/2014
(10,000)	11/21/2014
(600)	11/25/2014
14,100	11/28/2014
(9,406)	12/02/2014
(15,000)	12/04/2014
(457)	12/05/2014
4,500	12/10/2014

500	12/18/2014
400	12/19/2014
10,000	12/31/2014
1,500	12/31/2014
(968)	01/02/2015
(1,400)	01/05/2015
(5,000)	01/15/2015
1,700	01/16/2015
200	01/21/2015
(5,000)	01/26/2015
(1,275)	01/27/2015
(7,725)	01/28/2015
(1,724)	01/29/2015
265	01/30/2015
(8,300)	01/30/2015
100	02/09/2015
100	02/11/2015
100	02/25/2015
200	02/26/2015
6,857	02/27/2015
(5,000)	03/03/2015
2,800	03/12/2015
1,600	03/13/2015
2,000	03/16/2015
151,416	03/18/2015
25,000	03/18/2015
7,500	03/18/2015
(6,600)	03/18/2015
500	03/19/2015
(450)	03/19/2015
6,600	03/31/2015
(7,500)	04/06/2015
(3,600)	04/07/2015
(6,100)	04/08/2015
300	04/16/2015
(5,000)	04/23/2015
8,522	04/30/2015
(100,000)	05/05/2015
2,000	05/05/2015
(50,000)	05/06/2015
5,400	05/06/2015
(300)	05/06/2015
3,100	05/07/2015
1,000	05/08/2015
1,500	05/12/2015
(2,500)	05/12/2015
(5,000)	05/13/2015

(5,000)	05/14/2015
(5,000)	05/18/2015
1,100	05/20/2015
500	05/21/2015
2,100	05/29/2015
(5,000)	06/02/2015
(7,500)	06/03/2015
(2,000)	06/04/2015
(5,000)	06/04/2015
(7,500)	06/05/2015
(2,500)	06/09/2015
(25,300)	06/11/2015
(100)	06/12/2015
(21,406)	06/17/2015
3,100	06/18/2015
5,100	07/06/2015
100	07/07/2015
5,000	07/08/2015
200	07/09/2015
5,989	07/10/2015
4,500	07/13/2015
(20,000)	07/14/2015
20,000	07/14/2015
(100)	07/14/2015
1,500	07/15/2015
31,215	08/07/2015
2,000	08/10/2015
1,500	08/11/2015
1,700	08/12/2015
500	08/13/2015
1,700	08/19/2015
(600)	09/03/2015
(5,000)	09/04/2015
(2,700)	09/09/2015
(1,935)	09/15/2015
(100)	09/16/2015
3,000	09/25/2015
4,000	09/30/2015
(1,500)	10/05/2015
600	10/06/2015
100	10/08/2015
200	10/12/2015
(300)	10/13/2015
(1,201)	10/14/2015
(50,000)	10/15/2015
1,300	10/15/2015
(25,000)	10/20/2015

1,750	10/20/2015
1,200	10/21/2015
(400)	10/26/2015
200	10/29/2015
1,000	10/30/2015
(938)	11/10/2015
(10,000)	11/11/2015
3,700	11/11/2015
(12,000)	11/12/2015
2,100	11/12/2015
(1,781)	11/12/2015
1,700	11/13/2015
(6,500)	11/13/2015
(20,000)	11/16/2015
300	11/16/2015
(206)	11/16/2015
(28,700)	11/17/2015
1,000	11/17/2015
3,000	11/18/2015
(25,000)	11/23/2015
1,300	11/23/2015
300	11/25/2015
400	11/30/2015
1,300	12/02/2015
100	12/03/2015
25,000	12/04/2015
6,816	12/04/2015
12,302	12/07/2015
17,285	12/08/2015
5,000	12/09/2015
2,000	12/15/2015
(5,000)	12/15/2015
1,000	12/18/2015
7,500	12/31/2015
500	01/05/2016

 SCHEDULE II

The following table is reprinted from the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 28, 2016.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of January 27, 2016 by: (i) each director and nominee; (ii) each of the named executive officers reflected in the Summary Compensation Table; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class(1)
Common Stock	Austin W. Marxe and David M. Greenhouse	4,980,800	(2)	15.3%
	527 Madison Avenue, Suite 2600
	New York, New York 10022

Common Stock	Manatuck Hill Partners, LLC	2,584,680	(3)	8.1%
	1465 Post Road East
	Westport, Connecticut 06880

Common Stock	Iroquois Capital Management LLC	2,331,320	(4)	7.2%
	641 Lexington Avenue, 26th Floor
	New York, New York 10022

Common Stock	Thomas R. Brown	1,678,870	(5)	5.0%
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

Common Stock	Laura M. Clague	112,600	(6)	*
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

Common Stock	John G. Coburn	111,660	(7)	*
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

Common Stock	Richard H. Osgood III	130,000	(7)	*
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

Common Stock	Dennis J. Wend	125,000	(7)	*
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

Common Stock	Katherine H. McDermott	319,920	(8)	1.0%
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

	All directors and executive officers as a group (6 persons)	2,478,050	(9)	7.3%

II-1

____________________________

*	Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated below, this table is based on information supplied by officers, directors and principal stockholders. The inclusion in this table of such shares does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit of, such shares. Percentage of class is based on 31,867,253 shares of common stock outstanding on January 27, 2016. Except as otherwise stated below, each of the named persons has sole voting and investment power with respect to the shares shown (subject to community property laws).

(2)
Beneficial joint ownership by Mr. Marxe, Mr. Greenhouse, and Mr. Stettner is based on information provided by the stockholder in a Form 4 filed with the SEC on November 23, 2015 and consists of 4,192,710 shares of common stock and 788,090 warrants held by the following entities: 1,940,837 shares and 372,466 warrants owned by Special Situations Fund III QP, L.P., 620,765 shares and 102,564 warrants owned by Special Situations Private Equity Fund, L.P., 225,914 shares and 43,385 warrants owned by Special Situations Technology Fund, L.P., and 1,405,194 shares and 269,675 warrants owned by Special Situations Technology Fund II, L.P. MGP Advisors Limited Partnership, or MGP, is the general partner of the Special Situations Fund III QP, L.P. and AWM Investment Company, Inc., or AWM, is the general partner of MGP. SST Advisers, L.L.C., or SSTA, is the general partner of the Special Situations Technology Fund, L.P. and Special Situations Technology Fund II, L.P. MG Advisers, L.L.C., or MG, is the general partner of the Special Situations Private Equity Fund, L.P. AWM is the investment adviser to Special Situations Fund III QP, L.P., Special Situations Technology Fund, L.P., Special Situations Technology Fund II, L.P. and Special Situations Private Equity Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP, AWM, SSTA and MG, and are principally responsible for the selection, acquisition, voting and disposition of the portfolio securities by each investment adviser on behalf of its fund. Messrs. Marxe, Greenhouse, and Stettner share voting and dispositive power with respect to shares held by these stockholders. Messrs. Marxe, Greenhouse, and Stettner share voting and dispositive power with respect to shares held by these stockholders.

(3)
Beneficial ownership by Manatuck Hill Partners, LLC is based on information provided by the stockholder in a Schedule 13G filed with the SEC on February 17, 2015, and consists of 2,584,680 shares of common stock. Manatuck Hill Partners, LLC has sole voting and dispositive power with respect to the shares.

(4)
Beneficial ownership by Iroquois Capital Management LLC, Mr. Joshua Silverman, Mr. Richard Abbe, American Capital Management, LLC, Talia Abbe Irrevocable Trust (“TAI”), Bennett Abbe Irrevocable Trust (“BAI”), Samantha Abbe Irrevocable Trust (“SAI”), and The Merav Abbe Irrevocable Trust (“MAI”) is based on information provided by the stockholders in a Schedule 13D/A filed with the SEC on January 14, 2016. Iroquois Capital Management LLC (“Iroquois Capital”) is the investment manager of Iroquois Master Fund, Ltd. (“IMF”). Consequently, Iroquois Capital has voting control and investment discretion over securities held by IMF. As managing members of Iroquois Capital, Mr. Silverman and Mr. Abbe make voting and investment decisions on behalf of Iroquois Capital in its capacity as investment manager to IMF. The principal business of American Capital is serving as an investment vehicle for investment purposes. The principal business of the TAI Trust, BAI Trust. SAI Trust and MAI Trust is serving as an investment vehicle for investment purposes. As a result of the foregoing, Messrs. Silverman and Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended) of the securities held by IMF. In the Schedule 13D/A filing, each of Iroquois Capital and Iroquois Master Fund Ltd. reported shared voting and dispositive power over 1,667,603 shares (including 1,278,837 shares and warrants to purchase 388,766 shares), Mr. Silverman reported sole voting and dispositive power over 21,147 (including 16,644 shares and warrants to purchase 4,503 shares) and shared voting and dispositive power over 1,667,603 shares (including 1,278,837 shares and warrants to purchase 388,766 shares), Mr. Abbe reported sole voting and dispositive power over 184,293 (including 139,257 shares and warrants to purchase 45,036 shares) and shared voting and dispositive power over 1,667,603 shares (including 1,278,837 shares and warrants to purchase 388,766 shares), American Capital Management, LLC reported sole voting and dispositive power over 218,279 shares (including 173,242 shares and warrants to purchase 45,037 shares), TAI Trust reported sole voting and dispositive power over 46,419 shares, BAI Trust reported sole voting and dispositive power over 46,419 shares, SAI Trust reported sole voting and dispositive power over 46,419 shares and MAI Trust reported sole voting and dispositive power over 100,741 shares.

(5)	Includes 1,454,167 shares issuable upon exercise of outstanding stock options within 60 days of January 27, 2016.

(6)	Includes 2,000 shares held by spouse and 90,000 shares issuable upon exercise of outstanding stock options within 60 days of January 27, 2016.

(7)	Includes 70,000 shares issuable upon exercise of outstanding stock options within 60 days of January 27, 2016.

(8)	Includes 281,667 shares issuable upon exercise of outstanding stock options within 60 days of January 27, 2016.

(9)	Includes 2,035,834 shares issuable upon exercise of outstanding stock options within 60 days of January 27, 2016.

II-2

IMPORTANT

Tell the Board what you think!  Your vote is important.  No matter how many shares of Common Stock you own, please give Iroquois your proxy FOR the election of the Nominees and in accordance with Iroquois’ recommendations on the other proposals on the agenda for the Annual Meeting by taking three steps:

●	SIGNING the enclosed [COLOR] proxy card;

●	DATING the enclosed [COLOR] proxy card; and

●	MAILING the enclosed [COLOR] proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions.  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed [COLOR] voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Innisfree at the address set forth below.

Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022 Stockholders call toll free at (888) 750-5834 Banks and Brokers may call collect at (212) 750-5833

[COLOR] PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JANUARY 29, 2016

LRAD CORPORATION

2016 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF IROQUOIS MASTER FUND LTD.

THE BOARD OF DIRECTORS OF LRAD CORPORATION
IS NOT SOLICITING THIS PROXY

P            R            O            X            Y

The undersigned appoints Richard Abbe and Joshua Silverman, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of LRAD Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the 2016 Annual Meeting of Stockholders of the Company scheduled to be held at the Company’s offices  located at 16990 Goldentop Road, Suite A, San Diego, California 92127 on Tuesday, March 15, 2016 at 09:30 a.m., local time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Iroquois Master Fund Ltd. (“Iroquois”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, [“FOR”] PROPOSAL 2, AND WE WILL [“ABSTAIN/VOTE AGAINST”] WITH RESPECT TO PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting.  This Proxy will only be valid in connection with Iroquois’ solicitation of proxies for the Annual Meeting.

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[COLOR] PROXY CARD

[X] Please mark vote as in this example

IROQUOIS STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1.  IROQUOIS [MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2 AND 3].

1.	Iroquois’ proposal to elect Scott L. Anchin and Daniel H. McCollum as directors of the Company.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Scott L. Anchin Daniel H. McCollum	[ ]	[ ]	[ ] ________________ ________________

Iroquois does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law.  In addition, Iroquois has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law.  In any such case, shares of Common Stock represented by this proxy card will be voted for such substitute nominee(s).

Iroquois intends to use this proxy to vote (i) “FOR” Messrs. Anchin and McCollum and (ii) “FOR” the candidates who have been nominated by the Company to serve as directors, other than Thomas R. Brown and Laura M. Clague, for whom Iroquois is not seeking authority to vote for and will not exercise any such authority.  The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement.

           Note: If you do not wish for your shares of Common Stock to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEES EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below.  Your shares of Common Stock will be voted for the remaining nominee(s).  You may also withhold authority to vote for one or more additional candidates who have been nominated by the Company by writing the name(s) of the nominee(s) below.

_______________________________________

[COLOR] PROXY CARD

2.	To ratify the selection of Squar Milner LLP as independent registered public accounting firm of the Company for the fiscal year ending September 30, 2016.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.  Advisory Vote on Executive Compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:  ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.